                                                                EXHIBIT 23.1



                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated October 4, 1996 (except Notes 3, 4, 11 and 13 as to which the date is June 2, 1997) in the Registration Statement (Form S-1) and related Prospectus of Acorn Products, Inc. dated June 23, 1997.


                                                        ERNST & YOUNG LLP

                                                        /s/ Ernst & Young LLP
                                                        ---------------------


Columbus, Ohio
June 23, 1997